Employee benefit plans	12 Months Ended
Dec. 31, 2022
Retirement Benefits [Abstract]
Employee benefit plans

9. Employee benefit plans:

Our retirement plan is a contributory 401(k) that covers substantially all employees. An employee may contribute, subject to IRS limitations, up to 60% of his or her eligible annual compensation. At our discretion, we may match the employee’s contribution and have done so each year of the plan’s existence. The match, which is calculated each pay period, currently can be equal to as much as three-quarters of the first 6% of an employee’s eligible compensation, depending on the amount and timing of the employee’s contribution. Our contributions to the matching feature of the plan were approximately $2,017,000, $1,811,000 and $1,716,000 in 2022, 2021 and 2020, respectively.

Our 401(k) plan also includes an employer retirement contribution feature, which subject to IRS limitations, contributes 11% of an employee’s eligible annual compensation. Our contributions to the employer retirement contribution feature of the 401(k) plan were approximately $5,098,000, $4,527,000 and $4,371,000 in 2022, 2021 and 2020, respectively.

We also sponsor two deferred compensation plans for eligible employees. Eligible employees are defined as highly compensated individuals within the definition of the Internal Revenue Code. The plans offer investment options to all eligible participants without regard to salary limits. In addition, one plan enables us to continue employer retirement contributions to highly compensated employees who exceed Internal Revenue Code salary limits for retirement plan contributions. The value of the plans is recorded as an asset and an equal offsetting liability with balances of $4,616,000 and $5,840,000 in 2022 and 2021, respectively.